SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 1996



                              PATHMARK STORES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                         1-5287                  22-2879612
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     (State or other               (Commission              (IRS Employer
     jurisdiction of               File No.)                Identification No.)
     incorporation)


301 Blair Road. P. O. Box 5301, Woodbridge, New Jersey           07095-0315
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (908) 499-3000













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                       The Exhibit Index Appears On Page 3

     Item 5         Other Events
     ------         ------------

     The registrant today announced that its Board of Directors has named James Donald, formerly the Senior Vice President and Manager of the Eastern Division of Safeway, Inc., as its Chairman, President and Chief Executive Officer. Reference is made to Exhibit 99 hereto, the press release of the registrant announcing Mr. Donald's naming.

EXHIBITS

Designation    Description                             Method of Filing
-----------    -----------                             ----------------

Exhibit 99     News release of registrant, dated       Filed with this Report.
               October 7, 1996



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on the date indicated.

                                           PATHMARK STORES, INC.
                                 ----------------------------------------
                                              (Registrant)

Date:  October 7, 1996           By:            Marc A. Strassler
                                    ---------------------------------------
                                           Marc A. Strassler
                                           Vice President












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






                                  EXHIBIT INDEX
                                  -------------


Designation                   Description                            Page
-----------                   -----------                            ----

Exhibit 99               News Release of registrant, dated            4
                         October 7, 1996, announcing the
                         naming of James Donald as registrant's
                         new Chairman, President and Chief
                         Executive Officer











































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